          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The following information is based on the audited and unaudited financial statements of our Company and certain of the other companies which we have acquired during 1998 and 1999.


     The Unaudited Pro Forma Condensed Combined Balance Sheet at December 31, 1998, is presented as if SFX had completed the Equity Offering and the 1999 Acquisitions as of December 31, 1998.


     The Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 1998, is presented as if SFX had completed the 1998 Acquisitions, the 1999 Acquisitions and the related Financings as of January 1, 1998.


     In addition, the Unaudited Pro Forma Condensed Combined Financial Statements do not reflect certain purchase price adjustments and future contingent payments, which may be payable pursuant to the various acquisition agreements.


     In our opinion, all adjustments necessary to fairly present this pro forma information has been made. The Unaudited Pro Forma Condensed Combined Financial Statements are based upon, and should be read in conjunction with, the historical financial statements of SFX incorporated by reference herein, from the Form 10-K for the year ended December 31, 1998 and certain of the businesses previously acquired by SFX and the related notes to such financial statements contained elsewhere in this document. The condensed combined pro forma information is based upon tentative allocations of purchase price and does not purport to be indicative of the results that would have been reported had such events actually occurred on the date specified, nor is it indicative of SFX's future results. Purchase accounting is based upon preliminary asset valuations, which are subject to change. Final asset valuations are not expected to differ materially from the preliminary valuations. In addition, the operations data include preliminary adjustments to operating expenses to reflect anticipated savings that SFX management believes it will be able to achieve through the implementation of its operating strategy. However, there can be no assurance that SFX will be able to achieve such savings.


     The Unaudited Pro Forma Condensed Combined Financial Statements and notes thereto contain forward-looking statements that involve risks and uncertainties. Therefore, the actual results of SFX may differ materially from those discussed herein. SFX undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

                            SFX ENTERTAINMENT, INC.
             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               DECEMBER 31, 1998
                                (IN THOUSANDS)



                                                  SFX
                                                (ACTUAL)
                                             -------------
Assets:
Current assets .............................  $  148,733
Property and equipment, net of accumulated
 depreciation of $16,988....................     292,626
Intangible assets, net of accumulated
 amortization of $46,709 ...................     898,433
Other assets ...............................      43,660
                                              ----------
Total Assets ...............................  $1,383,452
                                              ==========
Liabilities and Stockholders' Equity:
Current liabilities ........................  $  145,982
Deferred taxes .............................      38,826
Senior credit facility .....................     196,000
Senior subordinated notes ..................     550,000
Other long-term debt .......................      14,996
Capital lease obligations ..................      12,780
Deferred purchase consideration ............      19,834
Other liabilities ..........................       1,940
Minority interest ..........................       8,058
Temporary equity--stock subject to
 redemption ................................      16,500
Stockholders' equity:
 Class A common stock ......................         286
 Class B common stock ......................          17
 Additional paid-in capital ................     449,636
 Deferred compensation .....................      (6,533)
 Accumulated deficit .......................     (64,870)
                                              ----------
Total stockholders' equity .................     378,536
                                              ----------
Total Liabilities & Stockholders' Equity ...  $1,383,452
                                              ==========



                                                               PRO FORMA FOR THE 1999 ACQUISITIONS,
                                                                     AND THE EQUITY OFFERING
                                                                                I
                                             --------------------------------------------------------------------------
                                                 CELLAR                                  OTHER 1999       PRO FORMA
                                                  DOOR        MARQUEE     NEDERLANDER   ACQUISITIONS     ADJUSTMENTS
                                                   A             B             C              D               E
                                             ------------- ------------- ------------- -------------- -----------------
Assets:
Current assets .............................   $ (66,972)    $ (16,353)    $ (89,910)    $ (58,116)        $215,183 (a)
                                                                                                             79,000 (b)
Property and equipment, net of accumulated
 depreciation of $16,988....................      29,349         2,781         2,104         3,077               --
Intangible assets, net of accumulated
 amortization of $46,709 ...................      67,020       113,118        40,499        64,416               --
Other assets ...............................       5,726         7,346        51,122           223             (428)(c)
                                               ---------     ---------     ---------     ---------         --------
Total Assets ...............................   $  35,123     $ 106,892     $   3,765     $   9,600         $293,755
                                               =========     =========     =========     =========         ========
Liabilities and Stockholders' Equity:
Current liabilities ........................   $   8,287     $  14,856     $   3,765     $   1,712         $     --
Deferred taxes .............................          --           636            --            --               --
Senior credit facility .....................          --            --            --            --          (46,000)(a)
                                                                                                             79,000 (b)
Senior subordinated notes ..................          --            --            --
Other long-term debt .......................          --            --            --         1,155               --
Capital lease obligations ..................          --            --            --
Deferred purchase consideration ............       6,788         4,170            --         1,500               --
Other liabilities ..........................          48           674            --                             --
Minority interest ..........................          --            --            --            --             (428)(c)
Temporary equity--stock subject to
 redemption ................................          --         3,499            --            --               --
Stockholders' equity:
 Class A common stock ......................           3            14            --             1               50 (a)
 Class B common stock ......................                                      --
 Additional paid-in capital ................      19,997        83,043            --         5,232          261,133 (a)
 Deferred compensation .....................          --            --            --            --               --
 Accumulated deficit .......................          --            --            --            --               --
                                               ---------     ---------     ---------     ---------         --------
Total stockholders' equity .................      20,000        83,057            --         5,233          261,183
                                               ---------     ---------     ---------     ---------         --------
Total Liabilities & Stockholders' Equity ...   $  35,123     $ 106,892     $   3,765     $   9,600         $293,755
                                               =========     =========     =========     =========         ========



                                                 PRO FORMA
                                               FOR THE 1999
                                               ACQUISITIONS,
                                                  AND THE
                                              EQUITY OFFERING
                                             ----------------
Assets:
Current assets .............................    $  211,565
Property and equipment, net of accumulated
 depreciation of $16,988....................       329,937
Intangible assets, net of accumulated
 amortization of $46,709 ...................     1,183,436
Other assets ...............................       107,649
                                                ----------
Total Assets ...............................    $1,832,587
                                                ==========
Liabilities and Stockholders' Equity:
Current liabilities ........................    $  174,602
Deferred taxes .............................        39,462
Senior credit facility .....................       229,000
Senior subordinated notes ..................       550,000
Other long-term debt .......................        16,151
Capital lease obligations ..................        12,780
Deferred purchase consideration ............        32,292
Other liabilities ..........................         2,662
Minority interest ..........................         7,630
Temporary equity--stock subject to
 redemption ................................        19,999
Stockholders' equity:
 Class A common stock ......................           354
 Class B common stock ......................            17
 Additional paid-in capital ................       819,041
 Deferred compensation .....................        (6,533)
 Accumulated deficit .......................       (64,870)
                                                ----------
Total stockholders' equity .................       748,009
                                                ----------
Total Liabilities & Stockholders' Equity ...    $1,832,587
                                                ==========

I. PRO FORMA FOR THE 1999 ACQUISITIONS AND THE EQUITY OFFERING


A. CELLAR DOOR




                                                           AS OF DECEMBER 31, 1998 (IN THOUSANDS)
                                                     --------------------------------------------------
                                                                          PRO FORMA         CELLAR DOOR
                                                      AS REPORTED        ADJUSTMENTS        ACQUISITION
                                                     -------------   -------------------   ------------
Assets:
Current assets ...................................      $ 4,528          $(70,000)(a)        $(66,972)
                                                                           (1,500)(a)
Property and equipment, net ......................       29,349                --              29,349
Intangible assets, net ...........................           32            60,200 (b)          67,020
                                                                            6,788 (c)
Other assets .....................................        5,726                                 5,726
                                                        -------          --------            --------
Total Assets .....................................      $39,635          $ (4,512)           $ 35,123
                                                        =======          ========            ========
Liabilities & Stockholders' Equity:
Current liabilities ..............................      $ 9,194          $   (907)(a)        $  8,287
Long-term debt ...................................       26,059           (26,059)(a)              --
Capital lease obligations ........................        1,211            (1,211)(a)
Deferred Purchase Consideration ..................           --             6,788 (c)           6,788
Other Liabilities ................................           48                --                  48
Stockholders' equity .............................        3,123            (3,123)(d)          20,000
                                                                           20,000 (a)
                                                        -------          --------            --------
Total Liabilities & Stockholders' Equity .........      $39,635          $ (4,512)           $ 35,123
                                                        =======          ========            ========

----------
PRO FORMA ADJUSTMENTS:

(a) To reflect the Cellar Door acquisition for $70,000,000 in cash which includes the repayment of $28,177,000 of Cellar Door's debt and capital lease obligations, and $1,500,000 of fees and expenses, and the issuance of $20,000,000 of SFX Class A common stock (346,238 shares).

(b) To reflect the excess of the purchase price paid over the fair value of net tangible assets acquired of $60,200,000.

(c) To reflect the issuance of an $8,500,000 promissory note to certain sellers with a present value of $6,788,000.

(d) To reflect the elimination of Cellar Door's historical stockholders' equity.

B. MARQUEE

                                                                  AS OF DECEMBER 31, 1998 (IN THOUSANDS)
                                                            --------------------------------------------------
                                                                                 PRO FORMA           MARQUEE
                                                             AS REPORTED        ADJUSTMENTS        ACQUISITION
                                                            -------------   -------------------   ------------
Assets:
Current assets ..........................................      $23,193          $(39,546)(a)        $ (16,353)
Property and equipment, net .............................        2,781                --                2,781
Intangible assets, net ..................................       60,660            52,458 (b)          113,118
Other assets ............................................        7,346                --                7,346
                                                               -------          --------            ---------
Total Assets ............................................      $93,980          $ 12,912            $ 106,892
                                                               =======          ========            =========
Liabilities & Stockholders Equity:
Current liabilities .....................................      $15,262          $   (406)(a)        $  14,856
Deferred tax ............................................          636                                    636
Long-term debt ..........................................       33,140           (33,140)(a)               --
Deferred purchase consideration .........................        4,170                --                4,170
Other liabilities .......................................          674                --                  674
Temporary equity -- stock subject to redemption .........        3,499                --                3,499
Stockholders' equity ....................................       36,599           (36,599)(c)           83,057
                                                                                  83,057 (a)
                                                               -------          --------            ---------
Total Liabilities & Stockholders' Equity ................      $93,980          $ 12,912            $ 106,892
                                                               =======          ========            =========

----------
PRO FORMA ADJUSTMENTS:

(a) To reflect the issuance of 1,402,038 shares of SFX Class A common stock and certain SFX options valued at approximately $83,057,000, and the repayment of $33,546,000 of Marquee's debt and $6,000,000 in cash for related fees and expenses.

(b) To reflect the excess of the purchase price paid over the fair value of net tangible assets acquired of $52,458,000.

(c) To reflect the elimination of Marquee's historical stockholders' equity.


C. NEDERLANDER

                                                            AS OF DECEMBER 31, 1998 (IN THOUSANDS)
                                                     -----------------------------------------------------
                                                                          PRO FORMA          NEDERLANDER
                                                      AS REPORTED        ADJUSTMENTS        ACQUISITION(a)
                                                     -------------   -------------------   ---------------
Assets:
Current assets ...................................      $ 6,215          $(95,625)(a)         $ (89,910)
                                                                             (500)(a)
Property and equipment, net ......................        2,104                                   2,104
Intangible assets, net ...........................           24            40,425 (b)            40,449
Other assets .....................................        5,101            46,021 (c)            51,122
                                                        -------          --------             ---------
Total Assets .....................................      $13,444          $ (9,679)            $   3,765
                                                        =======          ========             =========
Current liabilities ..............................      $ 3,765          $     --             $   3,765
Long-term debt ...................................        4,235            (4,235)(a)                --
Other liabilities ................................           --                --                    --
Stockholders' equity .............................        5,444            (5,444)(d)                --
                                                        -------          --------             ---------
Total Liabilities & Stockholders' Equity .........      $13,444          $ (9,679)            $   3,765
                                                        =======          ========             =========

----------
PRO FORMA ADJUSTMENTS:

(a) To reflect the Nederlander acquisition for $95,625,000 in cash, which includes the repayment of $4,235,000 in long-term debts, and $500,000 of fees and expenses.

(b) To reflect the excess of the purchase price paid over the fair value of net tangible assets acquired of $40,425,000.

(c) To reflect the allocation of the purchase price paid over the fair value of our interest in two ventures which operate certain venues recorded under the equity method of $46,021,000.

(d) To reflect the elimination of Nederlander's historical stockholders' equity.

D. OTHER 1999 ACQUISITIONS


                                                           AS OF DECEMBER 31, 1998 (IN THOUSANDS)
                                                     ---------------------------------------------------
                                                                          PRO FORMA            OTHER
                                                      AS REPORTED        ADJUSTMENTS        ACQUISITIONS
                                                     -------------   -------------------   -------------
Assets:
Current assets ...................................       $3,960          $(62,076)(a)        $ (58,116)
Property and equipment, net ......................          241             2,836 (b)            3,077
                                                                                                    --
Intangible assets, net ...........................           --            64,416 (c)           64,416
                                                                                                    --
                                                                                                    --
Other assets .....................................          223                                    223
                                                                                                    --
                                                         ------          --------            ---------
Total Assets .....................................       $4,424          $  5,176            $   9,600
                                                         ======          ========            =========
Liabilities & Stockholders' Equity:
Current liabilities ..............................       $1,712          $     --            $   1,712
Other long-term debt .............................           --             1,155 (d)            1,155
Deferred purchase consideration ..................           --             1,500 (d)            1,500
                                                         ------          --------            ---------
Total Liabilities ................................        1,712             2,655                4,367
                                                         ------          --------            ---------
Minority Interest ................................           --                                     --
Stockholders' Equity .............................        2,712            (2,712)(d)            5,233
                                                                            5,233 (a)
                                                         ------          --------            ---------
Total Liabilities & Stockholders' Equity .........       $4,424          $  5,176            $   9,600
                                                         ======          ========            =========

----------
PRO FORMA ADJUSTMENTS:

(a) To reflect the issuance of 95,177 shares of SFX Class A common stock valued at approximately $5,233,000 and the payment of $62,076,000 in cash, excluding $6,500,000 held in escrow.

(b)   To increase property and equipment, net to its fair value.

(c) To reflect the excess of the purchase price paid over the fair value of net intangible assets acquired of $64,416,000.

(d) To reflect $1,155,000 of debt assumed and $1,500,000 in deferred purchase consideration to be paid on connection with the certain of the other acquisitions.

(e) To reflect the elimination of the Other Acquisitions' historical stockholders' equity.


E. PRO FORMA ADJUSTMENT:

(a) Represents the net proceeds from the Equity Offering of $261,183,000, the repayment of amounts outstanding under the Senior Credit Facility of $46,000,000 and cash used to fund the 1999 Acquisitions, of $215,183,000.

(b) Represents borrowings under the Senior Credit Facility to finance the Marquee and Nederlander acquisitions.

(c) Reflects the elimination of PACE's minority interest due to the Cellar Door acquisition.

                            SFX ENTERTAINMENT, INC.
                       SUMMARY OF COMPLETED ACQUISITIONS
                                 (IN THOUSANDS)



                                                      CASH
                                                 CONSIDERATION
                                   DATE               AND          VALUE OF         NUMBER OF
COMPANY/ACTIVITY                 ACQUIRED         ASSUMED DEBT   STOCK ISSUED   SHARES ISSUED(1)
-------------------------- -------------------- --------------- -------------- ------------------
Delsener/Slater            January 2, 1997      $   26,815        $     --               --
Meadows                    March 1, 1997            16,354           7,500              247
Sunshine                   June 1, 1997             57,489           4,000              152
Westbury                   January 8, 1998           8,835           1,000               75
BGP                        February 24, 1998        72,827           7,500              563
PACE and Pavilion          February 25, 1998       220,683          20,000            1,500
Contemporary               February 27, 1998        82,702          18,700            1,403
Network                    February 27, 1998        56,784          10,000              750
Concert/Southern           March 4, 1998            16,908              --               --
USA Motor Sports           March 25, 1998            4,000              --               --
Avalon                     May 14, 1998             26,840              --               --
Oakdale                    June 3, 1998             11,900              --               --
FAME                       June 4, 1998             82,241          35,960            1,000
Don Law                    July 2, 1998             92,195              --               --
Magicworks                 September 11, 1998      115,740              --               --
Other 1998 Acquisitions    Third quarter 1998      115,386          10,000              300
Deferred financing costs                                --              --               --
Cellar Door                February 19, 1999        76,788          20,000              346
Marquee                    March 16, 1999           33,546          81,669            1,402
Nederlander                March 16, 1999           95,625              --               --
Other 1999 Acquisitions    First Quarter 1999       68,576           5,233               95
                                                ----------        --------            -----
Total                                           $1,282,234        $221,562            7,833
                                                ==========        ========            =====



                                                                        RELATED DEBT,
                                                                        CAPITAL LEASES                   PRO FORMA
                                                                         AND DEFERRED                 INTEREST EXPENSE
                                                                           PURCHASE                       FOR THE
                                                                        CONSIDERATION                    YEAR ENDED
                                                                       AT DECEMBER 31,    INTEREST      DECEMBER 31,
COMPANY/ACTIVITY                       SOURCE OF FUNDS(2)                    1998           RATE            1998
-------------------------- ------------------------------------------ ----------------- ------------ -----------------
Delsener/Slater            Capital contribution                            $  2,085         10.000%       $   209
Meadows                    Capital contribution                               8,317           8.43%           701
Sunshine                   Capital contribution                               1,085           8.58%            93
Westbury                   9 1/8% Notes                                       8,995          9.125%           821
BGP                        9 1/8% Notes                                      72,827          9.125%         6,645
PACE and Pavilion          9 1/8% Notes                                     225,654          9.125%        20,591
Contemporary               9 1/8% Notes and credit facility                  82,702           8.71%         7,203
Network                    Credit facility                                   64,784           8.15%         5,280
Concert/Southern           Credit facility                                   16,908           8.15%         1,378
USA Motor Sports           Credit facility                                    4,000           8.15%           326
Avalon                     Credit facility                                   26,840           8.15%         2,187
Oakdale                    1998 Equity offering                                  --             --             --
FAME                       1998 Equity offering                                 750             --             --
Don Law                    1998 Equity offering                                 762           8.06%            61
Magicworks                 Credit facility and 91/8 Notes                   115,740           8.84%        10,231
Other 1998 Acquisitions    1998 Equity offering and credit facility         116,161           8.97%        10,408
Deferred financing costs                                                     25,524          10.00%         2,552
Cellar Door                1999 Equity offering                               6,788           8.00%           543
Marquee                    Credit facility                                   41,170          7.375%         3,036
Nederlander                1999 Equity offering and credit facility          42,000          9.125%         3,098
Other 1999 Acquisitions    1999 Equity offering                               2,655           3.40%            40
                                                                           --------                       -------
Total                                                                      $865,747                       $75,403
                                                                           ========                       =======

-------
(1) The number of shares issued was based upon the market price either agreed upon by SFX and the sellers before SFX's stock was publicly traded or at the price over a reasonable period of time before and after the announcement of the transaction.

(2) Assumes that the tax indemnification payments of $93.7 million paid as of December 31, 1998, were funded with the proceeds from SFX's public offering of 8,050,000 shares of Class A common stock on May 27, 1998.

(3) Represents interest associated with amounts assumed to be borrowed to pay deferred financing costs.

(4)   Debt issuance cost is being amortized over the term of the agreement.

                            SFX ENTERTAINMENT, INC.
                SUMMARY OF DEPRECIATION AND AMORTIZATION EXPENSE
                                 (IN THOUSANDS)




                            GOODWILL AND OTHER                  PROPERTY AND
                            INTANGIBLE ASSETS,   AMORTIZATION    EQUIPMENT,
COMPANY/ACTIVITY                   GROSS            PERIOD          GROSS
-------------------------- -------------------- -------------- --------------
Delsener/Slater                 $   17,704          15 years      $ 33,766
Meadows                              3,244          15 years        26,377
Sunshine                            38,019          15 years        30,258
Westbury                            11,676          15 years           500
BGP                                 42,157          15 years        39,293
PACE and Pavilion                  196,476        2-15 years        97,881
Contemporary                        65,797          15 years        26,194
Network                             71,325          15 years         4,095
Concert/Southern                    16,227          15 years           784
USA Motor Sports                     8,064          15 years            --
Avalon                              22,765          15 years         4,268
Oakdale                             12,536          15 years           268
FAME                               121,068          15 years           679
Don Law                             64,852          15 years        28,045
Magicworks                         113,012          15 years         2,060
Other 1998 Acquisitions            114,696       10-15 years         3,493
Corporate                               --                --        11,653
Deferred financing costs            25,524          10 years            --
Cellar Door                         67,020          15 years        29,349
Marquee                            113,118          15 years         2,781
Nederlander                         40,449          15 years         2,104
Other 1999 Acquisitions             64,416          15 years         3,077
                                ----------                        --------
Sub Total                        1,230,145                         346,925
                                ----------                        --------
Other Assets                        51,122          15 years            --
                                ----------                        --------
Total                           $1,281,267                        $346,925
                                ==========                        ========



                                                                            PRO FORMA
                                             PRO FORMA      PRO FORMA    DEPRECIATION AND
                                           AMORTIZATION   DEPRECIATION     AMORTIZATION
                                              EXPENSE        EXPENSE         EXPENSE
                                            YEAR ENDED     YEAR ENDED       YEAR ENDED
                            DEPRECIATION   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
COMPANY/ACTIVITY               PERIOD          1998           1998             1998
-------------------------- -------------- -------------- -------------- -----------------
Delsener/Slater              5-20 years       $ 1,180        $ 1,271         $  2,451
Meadows                      5-39 years           216            879            1,095
Sunshine                     5-40 years         2,535          1,217            3,752
Westbury                        7 years           778             71              849
BGP                          7-30 years         2,810          1,710            4,520
PACE and Pavilion            7-30 years        13,990          4,555           18,545
Contemporary                 7-30 years         4,386            949            5,335
Network                      7-20 years         4,755            281            5,036
Concert/Southern                7 years         1,082             80            1,162
USA Motor Sports                     --           538             --              538
Avalon                       7-30 years         1,518            142            1,660
Oakdale                         7 years           836             38              874
FAME                            7 years         8,071             76            8,147
Don Law                      7-30 years         4,323          1,131            5,454
Magicworks                      7 years         7,534            294            7,828
Other 1998 Acquisitions      7-30 years         9,215            492            9,707
Corporate                    3-10 years            --          2,979            2,979
Deferred financing costs             --            --             --               --
Cellar Door                  7-30 years         4,468          1,405            5,873
Marquee                         7 years         7,449            397            7,846
Nederlander                                     2,697            300            2,997
Other 1999 Acquisitions                         4,294            129            4,423
                                              -------        -------         --------
Sub Total                                      82,675         18,396          101,071
                                              -------        -------         --------
Other Assets                                    3,408             --            3,408
                                              -------        -------         --------
Total                                         $86,083        $18,396         $104,479
                                              =======        =======         ========

-------

                            SFX ENTERTAINMENT, INC.

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                         SFX          1998       PRO FORMA FOR
                                      (ACTUAL)    ACQUISITIONS     THE 1998
                                          I            II        ACQUISITIONS
                                    ------------ -------------- --------------
Revenue ...........................  $ 884,286      $247,061      $1,131,347
Cost of revenue ...................    678,756       179,592         858,348
Selling, general and
 administrative expenses ..........    111,748        29,194         140,942
Depreciation & amortization,
 including integration and
 start-up costs ...................     62,197        17,735          79,932
Corporate expenses, net of
 Triathlon fees ...................     11,194           161          11,355
Non-recurring charges .............      5,600            --           5,600
Noncash compensation and other
 non cash charges .................     34,051            --          34,051
                                     ---------      --------      ----------
Operating income (loss) ...........    (19,260)       20,379           1,119
Interest expense ..................     50,759        21,585          72,344
Equity (income) loss from
 investments ......................     (4,630)       (1,435)         (6,065)
Other (income) expenses ...........     (2,455)        2,310            (145)
                                     ---------      --------      ----------
Income (loss) before income tax
 expense ..........................    (62,934)       (2,081)        (65,015)
Income tax expense (benefit) ......      3,000           280           3,280
                                     ---------      --------      ----------
Net income (loss) .................  $ (65,934)     $ (2,361)     $  (68,295)
                                                    --------
Accretion on put option ...........     (2,750)                       (3,300)
                                     ---------                    ----------
Net loss applicable to common
 shares ...........................  $ (68,684)                   $  (71,595)
                                     =========                    ==========
Net loss per common share .........  $   (2.75)                   $    (2.40)
                                     =========                    ==========
Weighted average common
 shares outstanding (1) (2) .......     24,978                        30,310
                                     =========                    ==========


                                                     PRO FORMA FOR THE 1999 ACQUISITIONS
                                                          AND THE EQUITY OFFERING                             PRO FORMA FOR
                                                                       III                                      THE 1998
                                    -----------------------------------------------------------------------   ACQUISITIONS,
                                                                                 OTHER                          THE 1999
                                                                                 1999          PRO FORMA      ACQUISITIONS,
                                     CELLAR DOOR    MARQUEE    NEDERLANDER   ACQUISITIONS     ADJUSTMENTS        AND THE
                                          A            B            C              D               E         EQUITY OFFERING
                                    ------------- ----------- ------------- -------------- ---------------- ----------------
Revenue ...........................    $85,671     $ 67,807     $ 26,028       $21,289        $      --        $1,332,142
Cost of revenue ...................     68,318       42,120       22,590         8,089               --           999,465
Selling, general and
 administrative expenses ..........      9,292       15,417          216         6,736               --           172,603
Depreciation & amortization,
 including integration and
 start-up costs ...................      5,873        7,846        6,405         4,423               --           104,479
Corporate expenses, net of
 Triathlon fees ...................         --           --           --            --               --            11,355
Non-recurring charges .............         --           --           --            --               --             5,600
Noncash compensation and other
 non cash charges .................         --          389           --                                           34,440
                                       -------     --------     --------       -------       ----------        ----------
Operating income (loss) ...........      2,188        2,035       (3,183)        2,041               --             4,200
Interest expense ..................         --           --           --                          3,059 (a)        75,403
                                                                                                                       --
Equity (income) loss from
 investments ......................       (988)          --       (1,384)           --              988 (b)        (7,449)
Other (income) expenses ...........        (60)         231           --           (53)            (988)(b)        (1,015)
                                       -------     --------     --------       -------        ---------        ----------
Income (loss) before income tax
 expense ..........................      3,236        1,804       (1,799)        2,094           (3,059)          (62,739)
Income tax expense (benefit) ......         --        1,359           --                            400 (c)         5,039
                                       -------     --------     --------       -------        ---------        ----------
Net income (loss) .................    $ 3,236     $    445     $ (1,799)      $ 2,094        $  (3,459)       $  (67,778)
                                       -------                  --------       -------        ---------
Accretion on put option ...........                    (315)                                                       (3,615)
                                                   --------                                                    ----------
Net loss applicable to common
 shares ...........................                $    130                                                    $  (71,393)
                                                   ========                                                    ==========
Net loss per common share .........                                                                            $    (1.95)
                                                                                                               ==========
Weighted average common
 shares outstanding (1) (2) .......                                                                                37,102
                                                                                                               ==========

See footnotes on following page.

----------
(1) Includes 500,000 shares of SFX Class A common stock issued to the PACE sellers in connection with the fifth year put option and 44,418 shares of SFX Class A common stock related to the ProServ put options issued by Marquee. Such shares are not included in calculating the net loss per common share.

(2) Reconciliation of historical weighted average shares outstanding to proforma weighted average shares.




                                                                                           CLASS A & B
                                                                                DATE          SHARES       WEIGHTED AVERAGE
                         ISSUANCE OF COMMON SHARES                             ISSUED      OUTSTANDING          SHARES
--------------------------------------------------------------------------   ----------   -------------   -----------------
Class A common shares outstanding ........................................     1/1/98         13,579            13,579
Class B common shares outstanding ........................................     1/1/98          1,047             1,047
Class A common shares issued for Westbury, PACE, BGP, Contemporary,
 and Network acquisitions ................................................    4/27/98          4,151             2,832
Class A common shares issued to employees in connection with the Spin-Off.    4/27/98          1,533             1,046
Class B common shares issued to employees in connection with the Spin-Off.    4/27/98            650               443
Class A common shares issued in the 1998 Equity Offering .................     5/5/98          8,050             5,315
Class A common shares issued in the FAME acquisition .....................     6/4/98          1,000               578
Class A common shares issued for the 1998 Other Acquisitions .............    7/10/98            300               138
                                                                                              ------            ------
Subtotal .................................................................       7/98         30,310            24,978
                                                                                                                ======
Class A common shares issued in the Cellar Door acquisition ..............    2/19/99            346
Class A common shares issued in the Marquee acquisition ..................    3/16/99          1,402
Class A common shares issued in the Other 1999 Acquisitions                      2/99             95
Class A common shares issued in the 1999 Equity Offering .................    2/11/99          4,949
                                                                                              ------
Pro forma weighted average common shares outstanding .....................                    37,102
                                                                                              ======

NOTES TO PRO FORMA STATEMENTS:


I. Represents SFX's actual operating results for the year ended December 31, 1998.


   EDITDA for the year ended December 31, 1998, was $42,937,000 and $108,679,000 for SFX on an actual basis and a pro forma basis, respectively. EBITDA is defined as earnings before interest, taxes, depreciation and amortization, other income, net and equity income (loss) from investments excluding depreciation and amortization. Although EBITDA is not a measure of performance calculated in accordance with GAAP, we believe that the entertainment industry accepts EBITDA as a generally recognized measure of performance and that analysts who report publicly on the performance of entertainment companies use EBITDA. Nevertheless, you should not consider this measure in isolation or as a substitute for operating income, net income, net cash provided by operating activities or any other measure for determining SFX's operating performance or liquidity that is calculated in accordance with GAAP. EBITDA, as we calculate it, may not be comparable to calculations of similarly titled measures presented by other companies. Cash flows from operating, investing and financing activities for SFX for the year ended December 31, 1998, were $27,441,000, ($891,920,000) and $906,521,000, respectively.


   We believe there are other adjustments that could affect EBITDA, but we have not reflected them herein. If we had made such adjustments, Adjusted EBITDA on a pro forma basis would have been approximately $161,947,000 for the year ended December 31, 1998. The adjustments include the elimination of non-cash compensation and other non-cash charges of $40,040,000, the expected cost savings in connection with the 1998 Acquisitions and the 1999 Acquisitions associated with the elimination of duplicative staffing and general and administrative expenses of $4,993,000, net of additional corporate overhead, personnel and administrative expenses of $500,000 resulting from the 1998 and 1999 Acquisitions, and equity income from investments of $8,235,000, net of depreciation and amortization included therein of $786,000. While management believes that such cost saving are achievable, SFX's ability to fully achieve such cost savings is subject to numerous factors, certain of which may be beyond SFX's control.

II. 1998 ACQUISITIONS

     SFX acquired PACE, including USA Motor Sports, and Pavilion, Contemporary, BGP, Network and Concert/Southern on February 25, 1998, February 27, 1998, February 24, 1998, February 27, 1998, and March 4, 1998, respectively. In May 1998, SFX acquired Avalon. In June 1998, SFX acquired FAME and Oakdale. In July 1998, SFX acquired Don Law, and in September 1998 SFX acquired Magicworks. In addition, in the third quarter of 1998 SFX acquired seven other companies herein defined as the Other Acquisitions. The following represents the historical operating results of these companies prior to their acquisition by SFX.




                                                          YEAR ENDED DECEMBER 31, 1998
                                                                 (IN THOUSANDS)
                              -------------------------------------------------------------------------------------
                                  PACE &                                                   CONCERT/
                                 PAVILION     COMTEMPORARY       BGP         NETWORK       SOUTHERN        FAME
                               ACQUISITIONS    ACQUISITION   ACQUISITION   ACQUISITION   ACQUISITION   ACQUISITION
                              -------------- -------------- ------------- ------------- ------------- -------------
Revenue .....................    $ 84,199        $7,882        $16,075       $4,154        $  524        $2,144
Cost of revenue .............      65,737         6,711         13,509        1,047           276         1,742
Selling, general &
 administrative expenses           17,906         1,544          2,652        2,902           362           295
Depreciation &
 amortization ...............       1,049           254            213           51             9            27
Corporate expenses ..........          --            --             --           --            --            --
                                 --------        ------        -------       ------        ------        ------
Operating income (loss) .....        (493)         (627)          (299)         154          (123)           80
Interest expense ............       1,148            --            165           37            --            42
Equity (income) loss from
 investments ................         151            --             --           --            20            --
Other (income) expenses......          19          (122)            67          (14)           --           (26)
                                 --------        ------        -------       ------        ------        ------
Income (loss) before
 income tax expense .........      (1,811)         (505)          (531)         131          (143)           64
Income tax expense
 (benefit) ..................        (475)           --             --            3            --            --
                                 --------        ------        -------       ------        ------        ------
Net income (loss) ...........    $ (1,336)       $ (505)       $  (531)      $  128        $ (143)       $   64
                                 ========        ======        =======       ======        ======        ======



                                                             YEAR ENDED DECEMBER 31, 1998
                                                                    (IN THOUSANDS)
                              ------------------------------------------------------------------------------------------
                                                                                           OTHER          PRO FORMA
                                  AVALON       OAKDALE       DON LAW      MAGICWORKS       1998          ADJUSTMENTS
                               ACQUISITION   ACQUISITION   ACQUISITION   ACQUISITION   ACQUISITIONS           A
                              ------------- ------------- ------------- ------------- -------------- ------------------
Revenue .....................   $  2,270        $5,982       $20,566      $54,547        $48,718           $     --
Cost of revenue .............      2,467         3,427        14,598       46,294         23,784                 --
Selling, general &
 administrative expenses           1,338         1,535         2,262        5,564          6,512            (13,941)(a)
                                                                                                                263 (b)
Depreciation &
 amortization ...............        220            28         2,661           --            191             13,032 (c)
Corporate expenses ..........         --            --            --           --             --                161 (d)
                                --------        ------       -------       -------       -------           --------
Operating income (loss) .....     (1,755)          992         1,045        2,689         18,231                485
Interest expense ............         --            --            --           --            404             19,789 (e)
Equity (income) loss from
 investments ................       (370)           --            --           (2)          (958)              (276)(f)
Other (income) expenses......         --            --             9           --           (272)             2,373 (g)
                                                                                                                276 (f)
                                --------        ------       -------       --------      -------           --------
Income (loss) before
 income tax expense .........     (1,385)          992         1,036        2,691         19,057            (21,677)
Income tax expense
 (benefit) ..................         --            --            --          950             --               (198)(h)
                                --------        ------       -------       --------      -------           --------
Net income (loss) ...........   $ (1,385)       $  992       $ 1,036       $1,741        $19,057           $(21,479)
                                ========        ======       =======       ========      =======           ========


                               YEAR ENDED
                               DECEMBER 31,
                                   1998
                              (IN THOUSANDS)
                              --------------
                                PRO FORMA
                                 FOR THE
                                   1998
                               ACQUISITIONS
                              -------------
Revenue .....................   $247,061
Cost of revenue .............    179,592
Selling, general &
 administrative expenses          29,194
Depreciation &
 amortization ...............     17,735
Corporate expenses ..........        161
                                --------
Operating income (loss) .....     20,379
Interest expense ............     21,585
Equity (income) loss from
 investments ................     (1,435)
Other (income) expenses......      2,310
                                --------
Income (loss) before
 income tax expense .........     (2,081)
Income tax expense
 (benefit) ..................        280
                                --------
Net income (loss) ...........   $ (2,361)
                                ========

----------
A. PRO FORMA ADJUSTMENTS:

(a) To reflect the elimination of $11,479,000 of PACE's non-cash stock and other non-recurring compensation, $1,173,000 and $1,289,000 of Network's and FAME's excess compensation, respectively.

(b) Reflects salaries and officers' life insurance premiums to be paid by SFX.

(c) Reflects the increase of $13,032,000 in depreciation and amortization resulting from the preliminary purchase accounting treatment of the 1998 Acquisitions. SFX amortizes goodwill and other intangibles over periods ranging for up to 15 years.

(d) To record incremental corporate overhead, personnel and administrative expenses that management estimates will be necessary as a result of SFX's acquisitions.

(e) Reflects the incremental interest expense associated with additional borrowing related to the 1998 Acquisitions.

(f)   Reflects the elimination of PACE's equity income in certain
      Magicworks tours.

(g) Reflects the elimination of interest income earned from investing borrowings used to fund acquisitions.

(h) Represents an adjustment to the provision for state and local income taxes and a Federal tax benefit for interest expense at Magicworks. The calculation treats all companies to be acquired as "C"
      Corporations and reflects the impact of non-deductible goodwill.



III. PRO FORMA FOR THE 1999 ACQUISITIONS AND THE EQUITY OFFERING


A. CELLAR DOOR




                                                          YEAR ENDED DECEMBER 31, 1998 (IN THOUSANDS)
                                                       -------------------------------------------------
                                                                            PRO FORMA        CELLAR DOOR
                                                        AS REPORTED        ADJUSTMENTS       ACQUISITION
                                                       -------------   ------------------   ------------
Revenue ............................................      $86,829          $(1,158)(a)         $85,671
Cost of revenue ....................................       69,657           (1,339)(a)          68,318
Selling, general & administrative expenses .........       14,514              (84)(a)           9,292
                                                               --           (5,138)(b)              --
Depreciation & amortization ........................        2,200            3,673 (c)           5,873
                                                          -------          -------             -------
Operating income ...................................          458            1,730               2,188
Interest expense ...................................        2,028           (2,028)(d)              --
Equity income from investments .....................         (988)              --                (988)
Other income .......................................          (60)              --                 (60)
                                                          -------          -------             -------
Income (loss) before income tax expense ............         (522)           3,758               3,236
Income tax expense .................................           --               --                  --
                                                          -------          -------             -------
Net income (loss) ..................................      $  (522)         $ 3,758             $ 3,236
                                                          =======          =======             =======

----------
PRO FORMA ADJUSTMENTS:

(a) Reflects the elimination of a Cellar Door entity that was discontinued.

(b) Reflects the elimination of certain officers' salaries, bonuses and other management fees which will not be paid under SFX's new employment and other contracts.

(c) Reflects the increase of $3,673,000 in depreciation and amortization resulting from the preliminary purchase accounting treatment of Cellar Door. SFX amortizes goodwill over 15 years.

(d) Reflects the elimination of $2,028,000 of historical interest expense related to debt which was not assumed by SFX.

B. MARQUEE



                                                                   YEAR ENDED DECEMBER 31, 1998 (IN THOUSANDS)
                                                        -----------------------------------------------------------------
                                                                            MARQUEE
                                                                             1998             PRO FORMA         MARQUEE
                                                         AS REPORTED   ACQUISITIONS (1)       ADJUSTMENT      ACQUISITION
                                                        ------------- ------------------ ------------------- ------------
Revenue ...............................................    $54,429         $13,378          $    --             $ 67,807
Cost of revenue .......................................     35,069           8,544           (1,493)(a)           42,120
Selling, general & administrative .....................     13,006           2,826             (415)(b)           15,417
Depreciation & amortization ...........................      2,759              66            5,021 (c)            7,846
Corporate expenses ....................................         --              --               --                   --
Non cash charges ......................................        389              --               --                  389
                                                           -------         -------          -------             --------
Operating income (loss) ...............................      3,206           1,942           (3,113)               2,035
Interest expense (income) .............................      1,194             (17)          (1,177)(d)               --
Equity (income) loss from investments .................         --              --               --                   --
Other expenses ........................................        231              --               --                  231
                                                           -------         -------          -------             --------
Income (loss) before income tax expense ...............      1,781           1,959           (1,936)               1,804
Income tax expense ....................................        900             161              298 (e)            1,359
                                                           -------         -------          -------             --------
Net income (loss) .....................................    $   881         $ 1,798          $(2,234)            $    445
                                                           -------         -------          -------             --------
Accretion on put option ...............................       (315)             --               --                  315
                                                           -------         -------          -------             --------
Net income (loss) applicable to common shares .........    $   566         $ 1,798           (2,234)            $    130
                                                           =======         =======          =======             ========

PRO FORMA ADJUSTMENTS

(1) Marquee acquired Alphabet City, Cambridge, PAL, Tollin/Robbins, and Tony Stephens during 1998 and included the results of their operations only from their respective acquisition dates in its consolidated results of operations for the year ended December 31, 1998. Therefore, for pro forma purposes, the results of operations of Marquee's 1998 acquisitions for the period prior to their acquisition dates are presented separately and are as follows (in thousands):



                                                                                                                   COMBINED
                                                                                                                   MARQUEE
                                            ALPHABET                                  TOLLIN/        TONY            1998
                                              CITY       CAMBRIDGE         PAL        ROBBINS      STEPHENS      ACQUISITIONS
                                           ----------   -----------   ------------   ---------   ------------   -------------
Revenues ...............................     $1,476       $691          $2,576        $5,509       $3,126          $13,378
Cost of revenue ........................      1,186        303           1,966         2,424        2,665            8,544
Selling, general and administrative
 expenses ..............................        346        156             906         1,259          159            2,826
Depreciation and amortization ..........          4          2              --            50           10               66
                                             ------        ----          ------       ------        ------         -------
Operating income (loss) ................        (60)       230            (296)        1,776          292            1,942
Interest expense (income) ..............         --         (1)             (8)         --             (8)             (17)
                                             ------        ----          ------       ------        ------         -------
Other (income) expense .................
Income/(loss) before income taxes
 expense ...............................        (60)       231            (288)        1,776          300            1,959
Income taxes expense (benefit) .........         20         85             (30)                        86              161
                                             ------       -----          -------      ------        -------        -------
Net income (loss) ......................     $  (80)      $146           $(258)       $1,776        $ 214          $ 1,798
                                             ======       =====          =======      ======        =======        =======

(a) To adjust expenses to reflect compensation agreements entered into in connection with Marquee's 1998 acquisitions.

(b) To reduce expenses for loss on transfer of property to former owners of PAL and other nonrecurring costs.

(c) Reflects the increase of $5,021,000 in depreciation and amortization resulting from the preliminary purchase accounting treatment of Marquee. SFX amortizes goodwill over 15 years.

(d) Reflects the elimination of $1,177,000 of historical interest expense for debt that was refinanced by SFX.

(e)  To record the impact on income taxes of Marquee's 1998 acquisitions.

C. NEDERLANDER

                                                        YEAR ENDED DECEMBER 31, 1998 (IN THOUSANDS)
                                                       ----------------------------------------------
                                                                          PRO FORMA       NEDERLANDER
                                                        AS REPORTED      ADJUSTMENTS      ACQUISITION
                                                       -------------   ---------------   ------------
Revenue ............................................     $ 26,028         $    --           $26,028
Cost of revenue ....................................       23,566            (976)(a)        22,590
Selling, general & administrative expenses .........          216              --               216
Depreciation & amortization ........................          155           6,250 (b)         6,405
                                                         --------         -------           -------
Corporate expenses .................................           --              --                --
Non cash charges ...................................           --              --                --
                                                         --------         -------           -------
Operating income (loss) ............................        2,091          (5,274)           (3,183)
Interest expense (income) ..........................          113            (113)(c)            --
Equity income from investments .....................       (1,384)             --            (1,384)
Other (income) expenses ............................           --              --                --
                                                         --------         -------           -------
Income (loss) before income tax expense ............        3,362          (5,161)           (1,799)
Income tax expense .................................           --              --                --
                                                         --------         -------           -------
Net income (loss) ..................................     $  3,362         $(5,161)          $(1,799)
                                                         ========         =======           =======

----------
PRO FORMA ADJUSTMENTS:

(a) Reflects the elimination of management fees, booking fees and other expenses which will not be paid under SFX's contracts.

(b) Reflects the increase of $6,250,000 in depreciation and amortization resulting from the preliminary purchase accounting treatment of Nederlander. SFX amortizes goodwill over 15 years.

(c) Reflects the elimination of $113,000 of historical interest expense related to debt which was not assumed by SFX.


D. OTHER 1999 ACQUISITIONS



                                                         YEAR ENDED DECEMBER 31, 1998 (IN THOUSANDS)
                                                       -----------------------------------------------
                                                                                           PRO FORMA
                                                                          PRO FORMA        OTHER 1999
                                                        AS REPORTED      ADJUSTMENTS      ACQUISITIONS
                                                       -------------   ---------------   -------------
Revenue ............................................      $21,289               --          $21,289
Cost of revenue ....................................        8,089               --            8,089
Selling, general & administrative expenses .........        7,171             (435)(a)        6,736
Depreciation & amortization ........................           --            4,423 (b)        4,423
                                                          -------            -----          -------
Corporate expenses .................................           --               --               --
Non cash charges ...................................           --               --               --
                                                          -------            -----          -------
Operating income (loss) ............................        6,029           (3,988)           2,041
Interest expense (income) ..........................           11              (11)(c)           --
                                                               --
Equity (income) loss from investments ..............           --               --               --
Other (income) expenses ............................          (53)              --              (53)
                                                          -------           ------          -------
Income/(loss) before income tax expense ............        6,071           (3,977)           2,094
Income tax expense (benefit) .......................           --                                --
                                                          -------         --------          -------
Net income (loss) ..................................      $ 6,071         $ (3,977)         $ 2,094
                                                          =======         ========          =======

PRO FORMA ADJUSTMENTS:

(a) Reflects the elimination of legal fees and bonuses incurred as a result of sale of a business to a third party.

(b) Reflects the increase of $4,423,000 in depreciation and amortization resulting from the preliminary purchase accounting treatment of the other acquisition.

(c) Reflects the elimination of $11,000 of historical interest expense related to debt which was not assumed by SFX.


E. PRO FORMA ADJUSTMENTS

(a) Reflects the incremental interest expenses incurred in connection with the 1999 Acquisitions and the Equity Offering.

(b) To reflect the elimination of Cellar Door's equity income in certain PACE businesses.

(c) Reflects an increase of $400,000 for state and local taxes related to the Cellar Door and Nederlander acquisitions.